Cash Dividend	12 Months Ended
Dec. 31, 2017
Cash Dividend
Cash Dividend

17. Cash Dividend

On December 21, 2015, the Group approved and declared a cash dividend of US$0.17 per ordinary share on its outstanding shares as of the close of trading on December 31, 2015. Such dividend of RMB276,261 was recorded as a reduction against retained earnings as of December 31, 2015.

On October 23, 2017, the Group approved and declared a cash dividend of US$0.16 per ordinary share on its outstanding shares as of the close of trading on December 15, 2017. Such dividend of RMB295,661 was recorded as a reduction against retained earnings, and the dividend of RMB10,682 attributable to ADS issued under the ADS lending arrangement was recorded as a receivable in other current assets as of December 31, 2017.